UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 4, 2021

Masco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	1-5794	38-1794485
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17450 College Parkway, Livonia, Michigan	48152
(Address of Principal Executive Offices)	(Zip Code)

(313) 274-7400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 4, 2021, Masco Corporation (the “Company”) consummated the issuance and sale of $600,000,000 aggregate principal amount of its 1.500% Notes Due 2028 (the “2028 Notes”), $600,000,000 aggregate principal amount of its 2.000% Notes Due 2031 (the “2031 Notes”) and $300,000,000 aggregate principal amount of its 3.125% Notes Due 2051 (the “2051 Notes”) (the “2051 Notes” and, together with the 2028 Notes and the 2031 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”) dated February 18, 2021 among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein. The Underwriting Agreement includes the terms and conditions for the Notes, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type.

The Underwriting Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K, which is to be incorporated by reference in its entirety into the Company’s Registration Statement on Form S-3 filed on February 7, 2019 (File No. 333-229556), including the prospectus contained therein (the “Registration Statement”).

The Notes were offered pursuant to the Registration Statement and a related prospectus supplement dated February 18, 2021.

The material terms and conditions of the 2028 Notes, the 2031 Notes and the 2051 Notes are set forth in the resolutions establishing the terms of the Notes and the forms of global note filed herewith as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated by reference herein, and in the Indenture, as supplemented by First Supplemental Indenture, filed as Exhibit 4.b to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed on February 9, 2017, as further supplemented by the Second Supplemental Indenture, filed as Exhibit 4.b.vii to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed on February 9, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated February 18, 2021, among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein

4.1	Resolutions establishing the terms of the 1.500% Notes Due 2028 and form of global note

4.2	Resolutions establishing the terms of the 2.000% Notes Due 2031 and form of global note

4.3	Resolutions establishing the terms of the 3.125% Notes Due 2051 and form of global note

5.1	Opinion of Kenneth G. Cole, Esq.

23.1	Consent of Kenneth G. Cole, Esq. (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ John G. Sznewajs
Name: John G. Sznewajs
Title: Vice President, Chief Financial Officer

Dated: March 4, 2021